Q4 and FY 2024 Results

2 TABLE OF CONTENTS Legal Disclosures 3 Guiding Principles & Social Impact 4– 5 Business First Bancshares, Inc. Overview 6 – 11 Liquidity and Deposits 12 Securities Portfolio 13 Branches & Noninterest Revenue 14 – 15 Financial Results Q4 2024 Financial Results 17 – 18 Stable Credit Performance 19 Yield/Rate Analysis 20 – 22 Loan Portfolio Operating Loan Growth 24 Loan Composition 25 – 28 Appendix 30 – 37

3 LEGAL DISCLOSURES Special Note Concerning Forward-Looking Statements This investor presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company’s use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the Company’s future business and financial performance and/or the performance of the banking and mortgage industry and economy in general. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in “Forward Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 1, 2024 (as may be amended in the Company’s Quarterly Reports on Form 10-Q). Many of these factors are difficult to foresee and are beyond the Company’s ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. Non-GAAP Financial Measures This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.

4 GUIDING PRINCIPLES b1BANK’s five guiding principles reflect our core beliefs and values, which drive all decisions irrespective of our goals, strategies, or external factors. These tenets are more than guides for making business decisions; they are the core of our culture, driving our day-to-day interactions between employees and with our clients to make a positive impact on the communities we serve.

5 SOCIAL IMPACT 2024 Total Volunteerism:  6,073 Hours  518 hours of financial literacy education and non- profit service  Partnership through b1BANK Financial Institutions Group  Partner with Minority Deposit Institutions (MDI) by helping with correspondent banking services, specialized expertise, supplier network access and investment. Each partnership is unique based on the MDI’s needs.  Through 2024: 14 bank partners 2021 Inception Through December 2024:  Mentored 768 businesses  Conducted training classes to help 3,100 entrepreneurs start or grow their business Project REACh b1 FOUNDATION b1COMMUNITY 6,073 Volunteer Hours 768 Businesses Mentored

BUSINESS FIRST BANCSHARES, INC. OVERVIEW

Company Overview

Ticker: BFST (Nasdaq)

Market Capitalization: $759 million (as of December 31, 2024)

Headquarters: Baton Rouge, Louisiana

Franchise Highlights:

- Diversified commercial-focused bank with $7.9 billion in assets and operations in Louisiana, Texas and Mississippi including; 39 legacy Louisiana full-service Banking Centers[5], two LPO/DPO offices, 15 metro-focused Texas Banking Centers and one registered investment advisory in Ridgeland, MS
- #1 deposit market share in Louisiana for Louisiana-headquartered banks[1]
- Texas markets represents 41% of credit exposure, as of 12/31/24
- Diversified deposit base with 128,819 accounts with an average balance of $50,546 and an organic deposit growth CAGR of ~17% since 4Q15[2]
- Since 2018, completed three equity capital raises including IPO totaling $151.0 million of additional capital in addition to two subordinated debt issuances totaling $77.5 million
- On October 1, 2024, Business First closed its previously announced acquisition of Oakwood Bancshares, Inc. (Oakwood) and its wholly-owned subsidiary, Oakwood Bank. Oakwood had approximately $862 million of total assets, $700 million of total loans, and $741 million of total deposits as of September 30, 2024

Financial Highlights of 4Q24 ($ millions)	
Assets	$7,857
Gross Loans Held for Investments	$5,981
Deposits	$6,511
Loan-to-Deposit Ratio	91.9%
ROAA	0.78%
ROACE	8.23%
Core ROAA[3]	1.00%
Core ROACE[3]	10.58%
NPLs/Total Loans(HFI)	0.42%
Tier 1 Risk-based Capital Ratio[4]	10.56%
Tier 1 Leverage Ratio[4]	9.53%
Total Risk-based Capital Ratio[4]	12.75%
TCE/TA[3]	7.63%


DALLAS
SHREVEPORT
MONROE
JACKSON
BATON ROUGE
HOUSTON
LAFAYETTE
LAKE CHARLES
NEW ORLEANS
BANKING CENTERS
SSW INVESTMENTS
LOAN PRODUCTION OFFICES

*Dots above may not represent exact geographic location.

BFST operates 58 locations including 56 full-service Banking Centers[5] and 2 LPOs across Louisiana and Texas

(1) Deposit market share is as of June 30, 2024, per FDIC data.
(2) Jumbo deposits reflects total deposits of $250 thousand or greater. Deposit balances exclude Business First Bancshares Holding Company deposits with the Bank subsidiary and includes brokered deposits.
(3) Non-GAAP financial measure. See appendix for applicable reconciliation.
(4) Preliminary consolidated capital ratios as of December 31, 2024.
(5) Includes one closed full-service Banking Center in Rayville, LA that maintains an active ITM.

6

7 EXECUTIVE MANAGEMENT Jude Melville Chairman, President and CEO Age: 50 Year Started at BFST: 2006 Philip Jordan EVP, Chief Banking Officer Age: 52 Year Started at BFST: 2008 Keith Mansfield EVP, Chief Operations Officer Age: 48 Year Started at BFST: 2016 Chad Carter EVP, Correspondent Banking Age: 41 Year Started at BFST: 2011 Gregory Robertson EVP, Chief Financial Officer Age: 53 Year Started at BFST: 2011 Heather Roemer SVP, Chief of Staff Age: 43 Year Started at BFST: 2009 Saundra Strong EVP, General Counsel Age: 47 Year Started at BFST: 2021 Kathryn Manning EVP, Chief Risk Officer Age: 37 Year Started at BFST: 2013 Warren McDonald EVP, Chief Credit Officer Age: 58 Year Started at BFST: 2006 Jerry Vascocu President, b1BANK(1) Age: 51 Year Started at BFST: 2022 (1) On October 17, 2024, Jerry Vascocu was promoted to President of b1BANK.

8 DIVERSIFIED FOOTPRINT Note: Dollars in millions. Financial data as of December 31, 2024. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments. (1) Banking Center count includes one standalone ITM. (2) Excludes standalone ITM from Deposits / Banking Center calculation. Dallas Fort Worth Region # of Banking Centers: 12 # of LPOs: 1 Total Loans: $2,013.0 Total Deposits: $1,148.4 Deposits / Banking Center: $95.7 Houston Region # of Banking Centers: 5 Total Loans: $457.5 Total Deposits: $550.8 Deposits / Banking Center: $110.2 Southwest Louisiana Region # of Banking Centers: 13 Total Loans: $583.6 Total Deposits: $1,155.3 Deposits / Banking Center: $88.9 Bayou Region # of Banking Centers: 6 Total Loans: $305.7 Total Deposits: $678.6 Deposits / Banking Center: $113.1 Greater New Orleans Region # of Banking Centers: 2 # of LPOs: 1 Total Loans: $848.8 Total Deposits: $374.9 Deposits / Banking Center: $187.4 Capital Region # of Banking Centers: 9 Total Loans: $775.2 Total Deposits: $934.0 Deposits / Banking Center: $103.8 North Louisiana Region # of Banking Centers(1): 9 Total Loans: $969.1 Total Deposits: $886.8 Deposits / Banking Center(2): $110.9

9 LONG-TERM PROFITABILITY Note: Dollars in millions, except for per share data. (1) Non-GAAP financial measure. See appendix for applicable reconciliation. (1) $1 .2 2 $1 .7 4 $1 .6 4 $2 .5 3 $2 .3 2 $2 .5 9 $2 .2 6 $1.45 $1.80 $2.05 $2.61 $2.52 $2.62 $2.49 2018 2019 2020 2021 2022 2023 2024 EPS Core EPS $1 9. 68 $2 1. 47 $1 9. 88 $2 1. 24 $2 0. 25 $2 2. 58 $2 4. 62 $1 5. 34 $1 7. 31 $1 6. 80 $1 7. 71 $1 6. 17 $1 8. 62 $1 9. 92 $15.60 $17.12 $16.28 $17.77 $19.12 $21.25 $22.05 2018 2019 2020 2021 2022 2023 2024 BVPS TBVPS TBVPS (excl. AOCI) $1 4. 1 $2 3. 8 $3 0. 0 $5 2. 1 $5 2. 9 $6 5. 6 $5 9. 7 $16.8 $24.6 $37.5 $53.9 $57.6 $66.3 $65.8 2018 2019 2020 2021 2022 2023 2024 Net Income Core Net Income 71 .8% 64 .4% 67 .8% 61 .8% 65 .3% 61 .6% 65 .4% 66.9% 63.4% 61.1% 60.6% 62.8% 61.9% 64.5% 2018 2019 2020 2021 2022 2023 2024 Efficiency Ratio Core Efficiency Ratio (1) (1) (1) (1) Diluted EPS Available to Common Shareholders Tangible Book Value Per Share Net Income Available to Common Shareholders Efficiency Ratio

DEPOSIT GROWTH THROUGH ORGANIC AND M&A STRATEGY

- **Deposit strategy reflects consistent organic growth augmented with opportunistic M&A**
- **Total deposit CAGR of ~25% since Q4'15**
- **Organic deposit CAGR of ~17% since Q4'15 (excluding acquired deposits)(2)**



2018
Acquired $554M deposits in 2018 (Minden & Richland)
$124M organic growth in total deposits in 2018(2)
2020
Acquired Pedestal and $1.2B in total deposits in 2020
$660M organic growth in total deposits in 2020(2)
2022
Acquired Texas Citizens and $477M in total deposits in 2022
$266M organic growth in total deposits in 2022(2)
2024
Acquired Oakwood and $714M in total deposits in 2024
$549M organic growth in total deposits in 2024(2)
$904
$904
$933
$933
$1,056
$1,056
$1,734
$554
$1,180
$1,782
$1,782
$3,617
$1,175
$2,442
$4,077
$4,077
$4,820
$477
$4,343
$5,249
$5,249
$6,511
$714
$5,798
Q4'15
Q4'16
Q4'17
Q4'18
Q4'19
Q4'20
Q4'21
Q4'22
Q4'23
Q4'24(3)
Organic Deposits
Acquired Deposits

(amounts in actuals)	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21	Q4'22	Q4'23	Q4'24
Non-Jumbo Deposit Accounts	15,312	15,539	15,608	41,064	37,508	90,963	89,359	97,740	101,546	125,255
Jumbo Deposit Accounts(1)	448	502	612	987	1,001	1,902	2,300	2,714	3,009	3,564
Total Deposit Accounts(1)	**15,760**	**16,041**	**16,220**	**42,051**	**38,509**	**92,865**	**91,659**	**100,454**	**104,555**	**128,819**
Avg. Total Deposit Account Bal.	**$ 57,375**	**$ 58,151**	**$ 65,076**	**$ 41,234**	**$ 46,275**	**$ 38,946**	**$ 44,483**	**$ 47,986**	**$ 50,201**	**$ 50,546**

Note: Dollars in millions, unless otherwise noted. Above deposit information reflects b1BANK bank-level balances. Jumbo deposits reflects total deposits of $250 thousand or greater.
(1) b1BANK deposit accounts excludes 5 Business First Bancshares Holding Company accounts with the Bank subsidiary.
(2) Includes brokered deposits.
(3) Preliminary deposit balances as of 12/31/2024.

10

PROVEN M&A TRACK RECORD

- **BFST has a proven M&A track record and has successfully closed and integrated six whole-bank acquisitions and one non-bank RIA acquisition since 2015**
- **Most recent ability to close was proven with Oakwood Bancshares transaction, which was announced on April 25, 2024, and closed on October 1, 2024**
- **28% total asset CAGR, 31% core net income CAGR, and 13% core EPS CAGR since commencing BFST's M&A strategy**
- **Significant improvement in profitability over the last ~10 years, with core ROAA improving from 0.58% in 2014 to 0.94%(2) and core efficiency ratio improving from 76.5% to 64.5%(2) over the same timeframe**

American Gateway
- Closed 3/31/15
- $366MM in assets(3)
- 10 locations acquired
- $44.2MM deal value(3)
- 250 days to close transaction

Minden Bancorp
- Closed 1/1/18
- $315MM in assets(3)
- 2 locations acquired
- $56.5MM deal value(3)
- 87 days to close transaction

Richland State Bancorp
- Closed 11/30/18
- $307MM in assets(3)
- 8 locations acquired
- $44.7MM deal value(3)
- 179 days to close transaction

Pedestal Bancshares
- Closed 5/1/20
- $1.26B in assets(3)
- 22 locations acquired
- $128.3MM deal value(3)
- 100 days to close transaction

Texas Citizens Bancorp
- Closed 3/1/22
- $546MM in assets(3)
- 6 locations acquired
- $54.8MM deal value(3)
- 131 days to close transaction

Oakwood Bancshares
- Closed 10/1/24
- $862MM in assets(3)
- 6 locations acquired
- $102.0MM deal value(3)
- 159 days to close transaction



	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	10-Year CAGR
Total Assets	$ 687	$ 1,077	$ 1,106	$ 1,322	$ 2,099	$ 2,276	$ 4,175	$ 4,733	$ 5,990	$ 6,585	$ 7,857	28%
Core Net Income(1)	$ 4.4	$ 4.1	$ 5.1	$ 3.1	$ 16.8	$ 24.6	$ 37.5	$ 53.9	$ 57.6	$ 66.3	$ 65.8	31%
Core Diluted EPS(1)	$ 0.72	$ 0.73	$ 0.70	$ 0.39	$ 1.45	$ 1.80	$ 2.05	$ 2.61	$ 2.52	$ 2.62	$ 2.49	13%
Core ROAA(1)	0.58%	0.51%	0.45%	0.26%	1.00%	1.15%	1.09%	1.22%	1.05%	1.05%	0.94%	---
Core Efficiency Ratio(1)	76.5%	77.6%	81.1%	77.7%	66.9%	63.4%	61.1%	60.6%	62.8%	61.9%	64.5%	---

Note: Dollars in millions, except per share data.
(1) Non-GAAP financial measure. See appendix for applicable reconciliation. Core earnings measures exclude merger charges, gain/loss on sale of securities, gain/loss on sale of former bank branches, among other non-core items.
(2) Non-GAAP financial measure. See appendix for applicable reconciliation. Reflects TTM results as of December 31, 2024.
(3) Reflects consolidated total assets and deal value at close.

11

12 LIQUIDITY AND DEPOSITS Deposit Composition Non-Interest Bearing NOW & Int. Bearing DDA MMDA & Savings Time Deposits • Continued to carry higher cash balances to support liquidity, with 6.58% of total assets at 12/31/2024. • Remain focused on core deposits, which represent over 86% of total deposits. • Continue to take advantage of wholesale funding alternatives to optimize interest costs and liquidity, utilizing FHLB and the brokered deposit market. • Ample contingent liquidity available of over $3.4 billion at 12/31/2024, to supplement core deposit growth as needed. $6.51B Note: Dollars in millions. Data as of December 31, 2024. Historical Deposit Composition Liquidity Sources FHLB Borrowings Capacity 1,313$ Unencumbered Securities 513$ Cash Reserves 319$ Fed Funds Sold 198$ Fed Funds Lines Available 160$ FRB Discount Window 908$ Total 3,411$

13 SECURITIES PORTFOLIO AFS Securities Portfolio• Portfolio serves as a source of on-balance sheet liquidity and provides interest income stability during times of declining rates. • With the relatively high-rate environment, the Bank is reinvesting portfolio cash flows and taking opportunities to modestly grow the portfolio as liquidity allows. • Total portfolio as of 4Q24 was $973.4 million in AFS, of which agency mortgage-backed securities (MBS) and A-rated municipal securities were the largest components. - 4Q24 weighted average yield of 2.60% - Weighted average life of 4.63 years - Estimated effective duration of 3.79 years $973.4M Note: Dollars in millions. Data as of December 31, 2024. Book Market Net Unrealized Value Value Gain / (Loss) Municipal Securities 313.4$ 284.4$ (29.1)$ Mortgage-Backed Securities 584.3 537.7 (46.6)$ Corporate & Other Securities 47.9 45.2 (2.7)$ U.S. Government Agencies / Treasuries 27.8 26.2 (1.6)$ Total AFS Securities 973.4$ 893.5$ (79.9)$ Deferred Tax Impact 16.9$ Other Equities Unrealized Gain/Loss -$ Accumulated Other Comprehensive Income/Loss (63.0)$

OPTIMIZING BRANCH NETWORK AND INFRASTRUCTURE INVESTMENTS

BFST Footprint[1]



Snyder, TX
Houston
b1BANK (Organic / De Novo)
(15 active[2] / 2 closed)
American Gateway
(6 active / 4 closed)
Minden
(2 active / 0 closed)
Richland
(5 active[3] / 2 sold / 1 closed)
Pedestal
(17 active / 1 Sold / 4 closed[4])
Texas Citizens
(5 active / 1 closed)
Oakwood
(6 active / 0 closed)
Closed, Sold, or Consolidated
(2 legacy / 13 acquired / 1 De Novo LPO)
Loan Production Office (LPO)
(2 active / 1 consolidated)

Banking Center Activity – 4Q24

- ✓ Closed the acquisition of Oakwood Bancshares, adding 4 metro-Dallas locations, 1 West Texas location, and 1 location in Oakwood, TX

December 31, 2014

6 Locations

- ✓ 6 full-service Banking Centers
- ✓ ~$98MM avg. total deposits per Banking Center

➕ **68 Added**

- ✓ 54 acquired Banking Centers
- ✓ 7 De Novo Banking Centers
- ✓ 7 De Novo LPOs (4 LPOs converted to full-service, 1 LPO consolidated into existing Banking Center)

➖ **16 Closed or Sold**

- ✓ 2 legacy b1BANK Banking Centers closed
- ✓ 1 LPO consolidated into existing location
- ✓ 10 acquired Banking Centers closed
- ✓ 3 acquired Banking Centers sold for a gain

= **December 31, 2024**

58 Locations

- ✓ 56 Banking Centers[3]
- ✓ 2 active LPOs
- ✓ ~$118MM avg. total deposits per Banking Center[5]
- ✓ ~36% increase in average NIB deposits per Banking Center[6]

Data Source: S&P Global Market Intelligence.
(1) Reflects b1BANK branch network, including all acquired, closed/divested, and de novo Banking Centers.
(2) Includes four legacy b1BANK locations that converted from LPO to full-service Banking Centers. Includes six DFW Banking Centers.
(3) Includes one closed full-service Banking Center in Rayville, LA that maintains an active ITM.
(4) Excludes one location sold by Pedestal prior to closing.
(5) Excludes active LPOs and Rayville, LA standalone ITM from calculation.
(6) Represents aggregate growth in average noninterest bearing deposits per Banking Center from December 31, 2014, to December 31, 2024. Excludes active LPOs and Rayville, LA standalone ITM from calculation.

14

15 SMITH SHELLNUT WILSON (SSW) • April 1, 2021 – Smith Shellnut Wilson, LLC (SSW) was acquired by b1BANK and operates as a wholly-owned affiliate of b1BANK • SSW was founded in 1995 and offers investment advisory services, which includes discretionary and non-discretionary management of investment portfolios for a variety of clients including financial institutions, municipalities, high-net worth individuals, trusts and business entities • As of December 31, 2024, SSW maintained ~$6.87 billion in AUM(1), which includes negative impact of AOCI (~$5.57 billion bank AUM(1), ~$1.30 billion non-bank AUM) • For 4Q24, 40% of total AUM fees were represented by banks and credit unions and SSW provided portfolio management services for 51 bank clients FINANCIAL INSTITUTIONS GROUP (FIG) • September 2020, b1BANK announced the formation of its Financial Institutions Group (FIG) • The FIG team is headquartered in Dallas and responsible for correspondent banking activities including loan participations and deposit gathering initiatives • FIG currently maintains $564 million in total loan participations sold(2) and has generated $242 million(3) in total deposits through a relationship network of ~100 bank counterparties WATERSTONE LSP February 1, 2024 – Waterstone LSP was acquired by b1BANK and operates as a wholly- owned affiliate as a comprehensive resource for streamlined SBA lending. Waterstone opti- mizes partner banks’ SBA lending capabilities and achieves growth objectives with the following services:  Strategic Planning: Collaborate with client’s leadership to tailor an SBA lending strategy aligned with the institution’s goals  Efficient Loan Management: Waterstone’s platform simplifies pre-qualification, underwriting, packaging, and closing, accelerating the loan cycle and minimizing workload  Professional Servicing & Liquidation: Handle monthly reporting, remittances, payment processing, and all servicing actions diligently, ensuring compliance and efficiency Snapshot as of December 31, 2024:  21 banks under LSP Agreements  4Q24 loan closing volume of $19.1 million (includes $14.0 million of b1BANK loan closings)  4Q24 active pipeline of ~$30 million INTEREST RATE SWAPS November 2023, b1BANK announced the formation of its Derivative Solutions Group, providing a full suite of interest rate hedging products offered to our commercial borrowers, including, but not limited to; interest rate swaps, caps, floors, collars, cancellable swaps. We expect to expand into our institutional client base. Overview / Benefits • Protects b1BANK’s balance sheet from interest rate risk and generates fee income • Allows b1 bankers to compete effectively with larger regional and national banks who offer same product line, primarily, customer-level back-to-back rate swaps 4Q24 YTD PRODUCTION • 30 total trades • $112.5 million in total loan notional from back-to-back client swaps generated ~$2.3 million in fee income NONINTEREST REVENUE OPPORTUNITIES (1) Includes bank and credit union AUM. Excludes b1BANK securities portfolio and TruPs/CDs included in client portfolios. (2) Does not necessarily include total production/volume since inception. (3) Reflects average total deposits for FY 2024. • The FIG sales team was also instrumental in BFST’s 1Q21 self- managed $52.5 million subordinated debt offering and the 3Q22 self- managed $72.0 million preferred equity raise

16 Financial Results

QUARTERLY FINANCIAL HIGHLIGHTS

		For the Quarter Ended,				
		12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024
Profitability	Diluted Earnings per Common Share	$0.57	$0.48	$0.62	$0.65	$0.51
	ROAA	0.88 %	0.74 %	0.95 %	0.97 %	0.78 %
	ROACE	10.54	8.51	10.94	10.76	8.23
	Net Interest Margin	3.50	3.32	3.45	3.51	3.61
	Efficiency Ratio[(1)]	63.36	69.80	65.14	63.45	63.91
	Net Income Available to Common Shareholders in thousands	$14,474	$12,220	$15,856	$16,492	$15,138
	Core Pre-Tax, Pre-Provision Income[(1)] in thousands	$23,444	$19,061	$23,494	$25,281	$33,450
	Core Diluted Earnings Per Common Share[(1)]	$0.66	$0.50	$0.64	$0.68	$0.66
	Core ROAA[(1)]	1.03 %	0.77 %	0.98 %	1.01 %	1.00 %
	Core ROACE[(1)]	12.27	8.92	11.22	11.23	10.58
	Net Interest Margin excluding loan discount accretion[(1)]	3.38	3.27	3.34	3.46	3.56
	Core Efficiency Ratio[(1)]	62.59	68.68	64.50	62.21	63.09
Capital	Tier 1 Leverage Ratio[(2)]	9.52 %	9.38 %	9.49 %	9.61 %	9.53 %
	Total Risk-Based Capital Ratio[(2)]	12.85 %	12.78 %	12.88 %	12.99 %	12.75 %
	Tangible Common Equity / Tangible Assets[(1)]	7.28 %	7.19 %	7.43 %	7.75 %	7.63 %
	Tangible Book Value Per Share[(1)]	$18.62	$18.61	$19.22	$20.60	$19.92
Asset Quality	NPLs / Loans (Excl. TDRs)[(3)]	0.34 %	0.43 %	0.43 %	0.50 %	0.42 %
	Allowance for Credit Losses / Loans (Excl. HFS)	0.88	0.88	0.86	0.86	0.98
	ACL + FV Discount on Acquired Lns/ Loans (Excl. HFS)	1.12	1.10	1.05	1.04	1.18
	NCOs / Average Loans	0.02	0.01	0.03	0.02	0.03

- Net interest margin excluding loan discount accretion increased 10 bps through continued pricing discipline with new and renewed loan originations while managing rate reductions on interest-bearing deposits.
- Weighted average loan originations continued to hold strong in December at 7.58%.
- The weighted average rate of new interest-bearing non-maturity deposits were 3.86% in December down from 4.52% in September.
- Investments in Non-interest income revenue initiatives continue to show early signs of success with Swap revenue of $1.3 million during Q4.

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of 12/31/2024.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022, and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.

17

BALANCE SHEET HIGHLIGHTS

For the quarter ended, $ millions	12/31/2024	Change vs. 9/30/2024	Change vs. 12/31/2023	Q4'24 Highlights
Gross Loans (Excl. HFS)	$5,981.4	15%	20%	Organic loan growth of 1.20% for the quarter (4.79% Annualized) led by C&I ($54.3 million) and Residential Real Estate ($20.8 million). Overall loan growth for the quarter was 14.58% (58.02% Annualized) including organic and acquired loans from Oakwood Bank. Organic growth was headlined by our Southwest Louisiana and Greater New Orleans regions. Organic loan growth for 2024 was $291.0 million (5.83%). Our Texas exposure increased to 41% of the overall loan portfolio.
ACL + Fair Value Discount on Acquired Loans	$70.6	31%	27%	ACL + Fair Value Discount on acquired loans as a percentage of total loans of 1.18%. The increase was largely attributable to the initial acquisition of Oakwood Bank. Loan purchase discount increased by approximately $3.1 million.
Investment Securities	$893.5	-2%	2%	The quarterly decrease in fair market value was due to negative fair value adjustments ($21.4 million).
Deposits	$6,511.3	15%	24%	Deposits increased $870.4 million (15.43%, or 61.38% Annualized) during Q4 mostly attributable to acquired deposits from Oakwood Bank coupled with $156.8 million organic deposit growth. Organic deposit growth for 2024 was $548.9 million (10.46%).
Borrowings	$483.3	-2%	-24%	Borrowings decreased $10.3 million for the quarter due to a reduction in short-term FHLB advances. The year-over-year decline of $151.8 million was mostly due to the payoff of a $300.0 million BTFP advance in March.
Total Equity	$799.5	14%	24%	Increase in equity for the quarter of $99.9 million of which $103.8 million was driven by the acquisition of Oakwood Bank coupled with $15.1 million net income available to common shareholders, and a $16.9 million decrease in AOCI for Q4.

Balance Sheet Ratios, $ actual	12/31/2024	Actual 9/30/2024	Actual 12/31/2023	Highlights
Total Risk-Based Capital Ratio(1)	12.75 %	12.99 %	12.85 %	The slight decline in the risk-based capital ratio was attributable to the Oakwood acquisition in 4Q24.
Tangible Common Equity / Tangible Assets(2)	7.63 %	7.75 %	7.28 %	Stability for the quarter and year are due to retention of earnings partially offset by negative AOCI changes for the quarter.
Tangible Book Value Per Share(2)	$19.92	$20.60	$18.62	TBV decreased from the linked quarter and is attributed to $15.1 million net income available to common shareholders and offset by a $16.9 million decrease in AOCI.
Gross Loans (Excl. HFS) / Deposits	91.86 %	92.54 %	95.12 %	Year-over-year shift was due to focus on organic deposit growth, measured loan growth, and acquisition of Oakwood Bank.

(1) Preliminary consolidated capital ratios as of December 31, 2024.
(2) Non-GAAP financial measure. See appendix for applicable reconciliation.

18

19 ACL & FV Discount(3) Past Due Loans(1) Note: Dollars in millions. Peer average based on average of last five quarters ending 3Q24, Gulf South Peer Group defined as: FBMS, FGBI, HBCP, ISTR, OBK, RRBI, GNTY, VBTX, TCBX, STEL. (1) Past due loans include balances past due 30 days or more and not on a nonaccrual status. (2) Nonperforming loans include loan balances past due 90 days or more as well as loans on a nonaccrual status. (3) Total Loans includes SBA PPP loan balances. STABLE CREDIT PERFORMANCE Nonperforming Loans(2) Net Charge-offs

20 3.50% 3.32% 3.45% 3.51% 3.61% 3.38% 3.27% 3.34% 3.46% 3.56% 3.55% 3.76% 3.85% 3.81% 3.53% 2.64% 2.85% 2.96% 2.95% 2.81% 6.87% 6.88% 7.07% 7.12% 7.05% 5.50% 5.50% 5.50% 5.00% 4.50% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 NIM NIM ex. Accretion Cost of Int. Bearing Deposits Total Cost of Deposits Loan Yield Target Fed Funds Rate Note: Data is as of December 31, 2024. Chart based on GAAP data. (1) NIM excluding loan discount accretion is a non-GAAP financial measure and excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation. YIELD / RATE ANALYSIS (1)

ESTIMATED DEPOSIT BETA IN EASING RATE CYCLE

- **Internal modeling implies an estimated total deposit beta of 45% – 55%, in the near-term downward rate cycle**
- **Opportunity to improve pre-tax earnings with a low single-digit expansion in the Core NIM under the 25 bps reduction scenario, assuming a static balance sheet over the next twelve months**
- **Overall Core CD balance[(1)] retention rate increased to 90% during December, up from 83% in September**
- **$126 million remaining Core CD balances[(1)] will mature in 1Q25, with $113 million maturing in 2Q25**

Deposit Portfolio[(2)] (as of 12/31/24)	% of Deposits	$ Amount of Deposits	Weighted Avg. Rate[(3)]	Approx. Beta in Easing Cycle
Non-Interest Bearing Deposits	20.8%	$1,353.2	-%	-%
Core Time Deposits	6.8%	$439.9	3.23%	45 - 55%
High Beta/Special CDs	9.5%	$619.4	4.66%	55 - 65%
Brokered Deposits	8.2%	$533.1	4.60%	100%
Low Beta/Standard Non-Maturity Deposits	11.3%	$738.0	2.09%	25 - 35%
Higher Beta Non-Maturity Deposits	43.4%	$2,827.7	3.20%	70 - 80%
Total Deposits	**100.0%**	**$6,511.3**	**2.66%**	**45 - 55%**

Note: Dollars in millions; amounts may not total due to rounding. Betas are estimates that reflect the deposit portfolio composition as of December 31, 2024, based on analysis of BFST deposit pricing in prior cycles.
(1) Core CDs exclude brokered deposits and CDARs.
(2) Reflects consolidated deposit balances as of December 31, 2024, for b1BANK only.
(3) Reflects weighted average rate as of month-end, December 31, 2024.

21

LOAN PORTFOLIO OVERVIEW – REPRICING OPPORTUNITY

Loan Portfolio HFI

53.2% of total loans HFI are floating / variable rate or fixed rate maturing/repricing within the next 12-months

98.9% of all floating-rate loans would reprice immediately with another +0.25% shift in interest rates



0.6%
22.6%
46.8%
20.0%
10.0%

	Outstanding Balance ($MM)		Outstanding Balance (% of Total)	Weighted Avg. Rate[1]
Fixed Rate Loans (mature/reprice > 1 year)	$	2,802.8	46.8%	5.66%
Fixed Rate Loans (mature/reprice < 1 year)		596.5	10.0%	6.43%
Floating Rate with Floors		1,198.0	20.0%	7.71%
Floating Rate without Floors		1,351.9	22.6%	7.78%
Adjustable Rate Loans		37.3	0.6%	5.65%
Total	**$**	**5,986.6**	**100.0%**	**6.63%**

- 42.6% of total loans HFI are floating rate
  - 98.9% of floating-rate loans would reprice immediately with another +0.25% shift in interest rates
- 75.3% of floating-rate loans float on the WSJ Prime Daily Index
- 56.8% of total loans HFI are fixed rate
  - 10.6% of fixed-rate loans mature within the next 12 months[2]

Maturities by Loan Type

(dollars in millions)	Fixed Rate Loans Maturing Beyond 1-Year Q1'26	FY 2026	FY 2027	FY 2028	> FY 2028
C&D	$ 4.4	$ 17.7	$ 93.0	$ 10.3	$ 36.1
Owner-Occupied CRE	23.9	96.4	157.9	115.2	300.9
Income Producing CRE	26.9	169.5	311.0	103.6	217.0
C&I	11.1	56.7	97.0	91.3	235.5
Agricultural	0.2	0.8	0.9	0.7	3.2
Farmland	0.2	6.4	5.7	12.7	27.2
1-4 Family	9.5	74.3	83.4	55.2	218.3
Consumer & Other	27.5	61.4	84.6	20.3	38.3
Total	**$ 103.6**	**$ 483.3**	**$ 833.6**	**$ 409.4**	**$ 1,076.4**
Weighted Avg. Rate[1]	**5.11%**	**5.31%**	**5.22%**	**6.88%**	**5.71%**

(dollars in millions)	Fixed Rate Loans Maturing within the next 12-Months Q1'25	Q2'25	Q3'25	Q4'25	NTM Total
C&D	$ 34.2	$ 24.7	$ 17.5	$ 3.6	$ **80.0**
Owner-Occupied CRE	40.0	10.2	24.4	6.8	**81.4**
Income Producing CRE	44.4	10.4	9.3	14.2	**78.3**
C&I	109.4	40.1	19.1	13.3	**181.9**
Agricultural	24.5	5.5	2.3	0.3	**32.6**
Farmland	0.8	5.5	1.5	0.1	**7.9**
1-4 Family	16.2	24.5	16.7	20.6	**78.0**
Consumer & Other	18.6	21.3	2.8	13.8	**56.4**
Total	**$ 288.1**	**$ 142.1**	**$ 93.6**	**$ 72.8**	**$ 596.5**
Weighted Avg. Rate[1]	**7.13%**	**5.91%**	**5.90%**	**5.36%**	**6.43%**

(dollars in millions)	All Floating Rate Loans, Maturing, Q1'25	FY 2025	FY 2026	FY 2027	> FY 2027
C&D	$ 107.8	$ 233.6	$ 98.2	$ 37.3	$ 58.4
Owner-Occupied CRE	8.1	26.0	22.8	29.8	218.9
Income Producing CRE	40.4	84.6	90.7	56.3	196.1
C&I	159.4	464.9	211.3	50.3	248.9
Agricultural	10.0	24.9	0.1	0.8	2.1
Farmland	22.0	44.4	7.9	11.3	15.2
1-4 Family	11.0	32.9	14.0	9.5	96.3
Consumer & Other	43.1	79.4	27.2	19.9	36.3
Total	**$ 401.6**	**$ 990.5**	**$ 472.2**	**$ 215.1**	**$ 872.1**
Weighted Avg. Rate[1]	**8.03%**	**7.92%**	**7.87%**	**8.05%**	**7.41%**

Note: Dollars in millions. Data is as of December 31, 2024. Loan balances are before accounting adjustments.
(1) Reflects weighted average stated rate for the month-end for each period indicated.
(2) Includes adjustable-rate loans.

22

23 Loan Portfolio

24 Note: Data is as of December 31, 2024. Dollars in millions. Loan balances are before accounting adjustments. (1) Net operating loans are defined as loans per the general ledger, excluding deferred costs/fees, corporate and other, overdrafts and loan premium/discount. OPERATING LOAN GROWTH Loan Composition by Region 13.0% 16.3% 9.8% 5.1% 14.3% 33.8% 7.7% 0 1,000 2,000 3,000 4,000 5,000 6,000 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 Capital North Louisiana Southwest Louisiana Bayou Greater New Orleans Dallas Houston FY 2024 Loan Growth Waterfall 12/31/23 12/31/24

25 Note: Loan composition as of December 31, 2024, based on preliminary FDIC call report data. LOAN COMPOSITION $5.98 billion Total Loan Portfolio Composition Top 5 Exposure Categories Outstanding Unfunded Average NPLs % of Balance Commitment Loan Size Total Loans Commercial $1.77 billion $754 million $389 thousand 0.45% CRE - Owner-Occupied $1.05 billion $45 million $876 thousand 0.26% CRE - Non Owner-Occupied $1.3 billion $54 million $1.97 million 0.07% Construction & Land $671 million $244 million $592 thousand 0.78% 1-4 Family $573 million $6 million $205 thousand 1.09% Total $5.36 billion $1.1 billion $806 thousand 0.54%

26 LOAN COMPOSITION: COMMERCIAL Note: Data is as of December 31, 2024. Percentages based on loan balances before accounting adjustments. • Commercial loans represent 29.6% of the total loan portfolio • Total commercial loan growth year-over-year of 37.5% driven by regional growth in New Orleans, North Louisiana, and Southwest Louisiana as well as Dallas Fort Worth with the acquisition of Oakwood. • Weighted average maturity of the commercial portfolio is 2.62 years Commercial Loans by Collateral Commercial Loans by Region

LOAN COMPOSITION: COMMERCIAL REAL ESTATE

C&D Composition



$670.5 million
9.7%
9.6%
14.2%
16.8%
5.5%
10.2%
5.1%
7.0%
12.7%
9.1%

C&D Portfolio	
Raw Land	9.7%
Vacant Residential Lots	9.6%
Vacant Commercial Lots	14.2%
Land Development - Residential	16.8%
Residential Construction - OORE	5.5%
Residential Construction - Non OORE	10.2%
Commercial Construction - Retail	5.1%
Commercial Construction - Office	7.0%
Commercial Construction - Apartment/Multi-Family	12.7%
Commercial Construction - Other	9.1%
Total C&D	**100.0%**

CRE Composition - Owner Occupied



$1.05 billion
0.7%
31.0%
23.9%
15.6%
10.6%
18.1%

Owner Occupied CRE Portfolio	
Hotel/Motel	0.7%
Office Building	31.0%
Office/Warehouse	23.9%
Retail	15.6%
Commercial Building	10.6%
Other	18.1%
Total CRE - Owner Occupied	**100.0%**

CRE Composition - Income Producing



$1.30 billion
15.2%
22.6%
3.1%
9.0%
8.2%
25.4%
7.5%
9.0%

Income Producing CRE Portfolio	
Hotel/Motel	15.2%
Office Building	22.6%
Office/Warehouse	3.1%
Warehouse	9.0%
Retail - Single-Tenant	8.2%
Retail - Multi-Tenant	25.4%
Commercial Building	7.5%
Other	9.0%
Total CRE - Income Producing	**100.0%**

C&D by Geography[1]



$670.5 million
18.9%
13.8%
9.0%
6.9%
3.0%
2.8%
2.8%
2.6%
2.5%
2.3%
35.6%

C&D Portfolio	
Dallas, TX	18.9%
Baton Rouge, LA	13.8%
Hammond, LA	9.0%
Covington, LA	6.9%
Celina, TX	3.0%
New Orleans, LA	2.8%
Plain Dealing, LA	2.8%
Lake Charles, LA	2.6%
Houston, TX	2.5%
Frisco, TX	2.3%
All Other Geographies	35.6%
Total C&D	**100.0%**

Owner Occupied CRE Geography[1]



$1.05 billion
10.8%
9.3%
7.4%
6.3%
3.0%
2.9%
2.7%
2.5%
2.4%
49.3%

Owner Occupied CRE Portfolio	
Dallas, TX	10.8%
Baton Rouge, LA	9.3%
Houston, TX	7.4%
New Orleans, LA	6.3%
Lake Charles, LA	3.3%
Lafayette, LA	3.0%
Metairie, LA	2.9%
Houma, LA	2.7%
Bossier City, LA	2.5%
Friendswood, TX	2.4%
All Other Geographies	49.3%
Total CRE - Owner Occupied	**100.0%**

Income Producing CRE Geography[1]



$1.30 billion
21.1%
9.1%
7.8%
7.2%
6.8%
3.7%
3.2%
3.1%
2.9%
2.1%
33.0%

Income Producing CRE Portfolio	
Dallas, TX	21.1%
Baton Rouge, LA	9.1%
Covington, LA	7.8%
Monroe, LA	7.2%
Houston, TX	6.8%
Metairie, LA	3.7%
Lafayette, LA	3.2%
Lake Charles, LA	3.1%
New Orleans, LA	2.9%
Austin, TX	2.1%
All Other Geographies	33.0%
Total CRE - Income Producing	**100.0%**

C&D Highlights

- $670.5 million total portfolio
- $37.2 million largest relationship(2)
- $594 thousand average loan size
- $333.9 million maturing over the next 12-months(3)
- Dallas, Baton Rouge and Hammond represent top 3 geographies within C&D and comprise 41.6% of all C&D loans or $278.8 million

Owner-Occupied Highlights

- $1.05 billion total portfolio
- $14.67 million largest relationship(2)
- $879 thousand average loan size
- $95.4 million maturing over the next 12-months(3)
- Dallas, Baton Rouge and Houston represent top 3 geographies within owner-occupied and comprise 27.6% of all owner-occupied loans or $288.2 million

Income Producing Highlights

- $1.30 billion total portfolio
- $28.0 million largest relationship(2)
- $1.98 million average loan size
- $109.3 million balance maturing over the next 12-months(3)
- Dallas, Baton Rouge and Covington represent top 3 geographies within income producing and comprise 38.0% of all income producing loans or $493.7 million

Note: Dollars in millions. Data is as of December 31, 2024. Percentages based on loan balances before accounting adjustments.
(1) Geographic composition detail reflects borrower zip code on file in loan source files. Does not necessarily reflect zip code or location of loan collateral. Loan balances include Oakwood totals within Dallas geography.
(2) Represents the largest loan in each portfolio net of balances sold to other institutions.
(3) Represents the outstanding principal balance of all loans maturing between January 1, 2025, through December 31, 2025.

27

LOAN COMPOSITION: OFFICE LENDING BY GEOGRAPHY

Office C&D by Geography[(1)(2)]


3.1%
$622.5MM Total C&D
96.8% All Other C&D
3.2% Office C&D
15.8%
22.1%
$19.8MM Office C&D
59.1%

Office C&D[(1)(2)]	
Dallas, TX	59.1%
Baton Rouge, LA	22.1%
Plano, TX	15.8%
Houma, LA	3.1%
Total Office C&D	**100.0%**

Office C&D Highlights

- $19.8 million total office C&D portfolio comprised of 10 loans in 4 distinct geographies throughout Texas and Louisiana
- Largest C&D office loan is a $10.0 million credit in Dallas, TX
- 100.0% of the office C&D portfolio is risk rated as pass watch or better

Office CRE – Owner-Occupied by Geography[(1)(2)]


68.3% All Other Owner Occupied CRE
$971.5MM Owner Occupied CRE
31.7% Owner Occupied Office CRE
10.8%
9.5%
6.4%
5.6%
4.8%
63.0%
$308.0MM Owner Occupied Office CRE

Owner Occupied Office CRE[(1)(2)]	
Baton Rouge, LA	10.8%
Covington, LA	9.5%
Houston, TX	6.4%
Lafayette, LA	5.6%
Houma, LA	4.8%
Other Geographies	63.0%
Total OO Office CRE	**100.0%**

Office CRE Owner-Occupied Highlights

- $308.0 million total office CRE owner-occupied portfolio comprised of 359 loans in 100 distinct geographies throughout Texas and Louisiana
- Largest office CRE owner-occupied loan is a $14.6 million credit in Grapevine (DFW), TX
- 99.7% of the office CRE – owner-occupied portfolio is risk rated as pass watch or better

Office CRE – Income-Producing by Geography[(1)(2)]


76.9% All Other Income Producing CRE
$1.16B Income Producing CRE
23.1% Income Producing Office CRE
25.7%
28.4%
5.4%
7.4%
14.0%
19.1%
$269.2MM Income Producing Office CRE

Income Producing Office CRE[(1)(2)]	
Dallas, TX	28.4%
Houston, TX	19.1%
Baton Rouge, LA	14.0%
Metairie, LA	7.4%
Shreveport, LA	5.4%
Other Geographies	25.7%
Total Inc. Prod. Office CRE	**100.0%**

Office CRE Income Producing Highlights

- $269.2 million total office CRE income-producing portfolio comprised of 158 loans in 52 distinct geographies throughout Texas and Louisiana
- Largest office CRE income producing loan is a $28.0 million credit in Houston, TX
- 99.8% of the office CRE – income-producing portfolio is risk rated as pass watch or better

Note: Dollars in millions, unless otherwise noted. Above loan balances reflect outstanding principal bank balance, net of loan participations, as of December 31, 2024. Loan balances exclude acquired Oakwood loans due to differences between legacy b1BANK and legacy Oakwood Bank loan system classifications.

(1) Geographic composition detail reflects borrower zip code on file in loan source files. Does not necessarily reflect zip code or location of loan collateral.

(2) Office C&D, Owner-Occupied CRE, and Income-Producing CRE office detail exclude office warehouse loans.

28

29 APPENDIX

HISTORICAL FINANCIAL SUMMARY

	For the Fiscal Year Ended December 31,					
	2019	2020	2021	2022	2023	2024
Balance Sheet & Capital						
Total Assets	$2,273,835	$4,160,360	$4,726,378	$5,990,460	$6,584,550	$7,857,090
Gross Loans (Excl. HFS)	1,710,265	2,991,355	3,189,608	4,606,176	4,992,785	5,981,399
Deposits	1,782,010	3,616,679	4,077,283	4,820,345	5,248,790	6,511,331
Total Equity	285,097	409,963	433,368	580,481	644,259	799,466
Tangible Common Equity / Tangible Assets[1]	10.36 %	8.45 %	7.76 %	6.89 %	7.28 %	7.63 %
Tier 1 Leverage Ratio[2]	10.56	8.79	8.14	9.49	9.52	9.53
Total Risk-based Capital Ratio[2]	13.30	--	11.94	12.75	12.85	12.75
Net Loans (Excl. HFS) / Assets	74.68 %	71.37 %	66.87 %	76.25 %	75.21 %	75.43 %
Gross Loans (Excl. HFS) / Deposits	95.97	82.71	78.23	95.56	95.12	91.86
NIB Deposits / Deposits	22.38	32.19	31.66	32.14	24.75	20.84
Commercial Loans / Loans (Excl. HFS)[3]	22.83	21.60	22.62	25.05	27.22	31.24
C&D / Total Risk-Based Capital[4]	95.9 %	106.0 %	117.0 %	109.8 %	91.7 %	78.2 %
CRE / Total Risk-Based Capital[4]	222.4	262.0	250.1	272.1	253.5	253.6
Asset Quality						
NPLs / Loans (Excl. TDRs)[5]	0.53 %	0.35 %	0.41 %	0.25 %	0.34 %	0.42 %
NPAs / Assets (Excl. TDRs)[5]	0.58	0.48	0.31	0.21	0.28	0.39
Reserves / Loans (Excl. HFS)	0.71	0.74	0.91	0.83	0.81	0.92
NCOs / Average Loans	0.10	0.06	0.03	0.04	0.11	0.08
Profitability Ratios						
Net Income Available to Common Shareholders	$23,772	$29,994	$52,136	$52,905	$65,642	$59,706
ROAA	1.11 %	0.88 %	1.18 %	0.97 %	1.04 %	0.86 %
ROACE	8.70	8.42	12.25	11.59	12.36	9.54
Net Interest Margin	4.10 %	4.06 %	3.84 %	3.92 %	3.62 %	3.48 %
Efficiency Ratio	64.37	67.75	61.84	65.26	61.61	65.42
Non-Interest Income / Avg. Assets	0.50	0.63	0.80	0.54	0.62	0.63
Non-Interest Expense / Avg. Assets	2.74	2.95	2.66	2.73	2.47	2.55

Note: Dollars in thousands. As of December 31.
(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of 12/31/2024. Total Capital Ratio not available for FY 2020 due to the bank's use of the Community Bank Leverage Ratio.
(3) Excludes SBA PPP loans.
(4) Calculated at the bank level based on preliminary FDIC call report data.
(5) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022, and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.

30

COMMERCIAL REAL ESTATE – HISTORICAL PERFORMANCE

	Q4'18	Q4'19	Q4'20	Q4'21	Q4'22	Q4'23	Q4'24
Construction - 1-4 Family Residential	$ 55,485	$ 60,780	$ 68,503	$ 90,861	$ 109,629	$ 117,128	$ 105,098
Other Const, Development, Vacant Land & Lots	155,569	183,401	334,562	457,667	612,445	552,670	565,404
Total Construction	**211,054**	**244,181**	**403,065**	**548,528**	**722,074**	**669,798**	**670,502**
% of Total Loans (1)	*13.8%*	*14.3%*	*13.5%*	*17.2%*	*15.7%*	*13.4%*	*11.2%*
% of Total Bank Capital	*94.1%*	*95.9%*	*106.0%*	*117.0%*	*116.7%*	*97.6%*	*83.9%*
Multi-Family Properties	39,273	36,454	95,707	97,508	98,637	108,432	200,454
Commercial Rental	226,723	284,795	496,198	525,977	967,915	1,072,280	1,299,469
Other Loans for Real Estate Purposes	10,286	708	736	500	409	481	4,112
Total Outstanding CRE Exposure	**$ 487,336**	**$ 566,138**	**$ 995,706**	**$ 1,172,513**	**$ 1,789,035**	**$ 1,850,991**	**$ 2,174,537**
% of Total Loans (1)	*31.9%*	*33.1%*	*33.3%*	*36.7%*	*38.8%*	*37.1%*	*36.4%*
% of Total Bank Capital	*217.2%*	*222.4%*	*262.0%*	*250.1%*	*289.1%*	*269.7%*	*272.1%*
Credit Ratings (2)							
Pass-Watch / Special Mention %	1.6%	0.5%	1.7%	2.7%	3.0%	2.4%	7.1%
Classified %	0.9%	0.9%	0.7%	1.2%	0.7%	0.6%	0.4%
Total Watch List %	2.5%	1.4%	2.4%	3.9%	3.6%	3.0%	7.6%
Past Dues (3)							
Nonaccrual Loans	$ 550	$ 1,449	$ 1,578	$ 1,701	$ 1,250	$ 4,569	$ 6,130
Past Due 90 days or more	-	-	77	-	4	-	-
Total Past Due	$ 550	$ 1,449	$ 1,654	$ 1,701	$ 1,254	$ 4,569	$ 6,130
Total Past Due / Total CRE Loans	*0.1%*	*0.3%*	*0.2%*	*0.1%*	*0.1%*	*0.2%*	*0.3%*
Net Charge Offs YTD (4)	$ (322)	$ (2)	$ 14	$ 147	$ (9)	$ 1,982	$ 1,683
Net Charge Offs YTD / CRE Loans	*(0.07%)*	*(0.00%)*	*0.00%*	*0.01%*	*(0.00%)*	*0.11%*	*0.08%*

Note: Dollars in thousands.
(1) Calculated at the bank level based on preliminary FDIC call report data.
(2) Based on outstanding loan balances prior to accounting adjustments. Percentage based on CRE loans outstanding.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022, and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.
(4) All charge-offs are YTD through period noted.

31

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income, ROAA, NIM excluding loan discount accretion

	For the Year Ended December 31,					Fiscal Quarter				
	2020	2021	2022	2023	2024	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24
Core Net Income:										
Net Income	$ 29,994	$ 52,136	$ 52,905	$ 65,642	$ 59,706	$ 14,474	$ 12,220	$ 15,856	$ 16,492	$ 15,138
Adjustments[(1)]:										
Insurance Reimbursement of storm expenditures, net of tax	$ -	$ -	$ (543)	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ 277	$ 799	$ 566	$ -	$ (39)	$ -	$ (39)	$ -	$ -	$ -
Write-Down on Former Bank Premises	$ -	$ -	$ -	$ 341	$ -	$ 341	$ -	$ -	$ -	$ -
(Gain)/Loss on Sale of Securities	$ (107)	$ (299)	$ 38	$ 2,023	$ (6)	$ 1,974	$ 1	$ -	$ 10	$ (17)
(Gain)/Loss on Sale of Banking Center	$ -	$ (354)	$ -	$ (745)	$ -	$ (10)	$ -	$ -	$ -	$ -
(Gain)on extinguishment of debt	$ -	$ -	$ -	$ (1,150)	$ -	$ -	$ -	$ -	$ -	$ -
Occupancy and bank premises-hurricane repair	$ -	$ 1,230	$ 395	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Stock Option Exercises	$ (530)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 7,832	$ 407	$ 4,236	$ 215	$ 1,524	$ 62	$ 626	$ 417	$ 319	$ 162
Core conversion expenses	$ -	$ -	$ -	$ -	$ 769	$ -	$ -	$ -	$ 403	$ 366
CECL Oakwood impact	$ -	$ -	$ -	$ -	$ 3,805	$ -	$ -	$ -	$ -	$ 3,805
Core Net Income	$ 37,466	$ 53,919	$ 57,597	$ 66,326	$ 65,759	$ 16,841	$ 12,808	$ 16,273	$ 17,224	$ 19,454
Core Return on Average Assets:										
Net Income	$ 29,994	$ 52,136	$ 52,905	$ 65,642	$ 59,706	$ 14,474	$ 12,220	$ 15,856	$ 16,492	$ 15,138
Core Net Income	$ 37,466	$ 53,919	$ 57,597	$ 66,326	$ 65,759	$ 16,841	$ 12,808	$ 16,273	$ 17,224	$ 19,454
Average Assets	$ 3,426,120	$ 4,403,670	$ 5,473,508	$ 6,341,880	$ 6,973,735	$ 6,494,861	$ 6,667,527	$ 6,711,173	$ 6,788,644	$ 7,721,338
ROAA	0.88%	1.18%	0.97%	1.04%	0.86%	0.88%	0.74%	0.95%	0.97%	0.78%
Core ROAA	1.09%	1.22%	1.05%	1.05%	0.94%	1.03%	0.77%	0.98%	1.01%	1.00%
ROACE	8.42%	12.25%	11.59%	12.36%	9.54%	10.54%	8.51%	10.94%	10.76%	8.23%
Core ROACE	10.51%	12.67%	12.62%	12.49%	10.51%	12.27%	8.92%	11.22%	11.23%	10.58%
Average Diluted Shares Outstanding	18,243,445	20,634,281	22,817,493	25,296,200	26,452,084	25,333,913	25,429,194	25,395,614	25,440,247	29,520,781
Diluted Earnings per Common Share	$ 1.64	$ 2.53	$ 2.32	$ 2.59	$ 2.26	$ 0.57	$ 0.48	$ 0.62	$ 0.65	$ 0.51
Core Diluted Earnings per Common Share	$ 2.05	$ 2.61	$ 2.52	$ 2.62	$ 2.49	$ 0.66	$ 0.50	$ 0.64	$ 0.68	$ 0.66
Net Interest Margin Excluding Loan Discount Accretion:										
Net Interest Income	$ 127,646	$ 153,884	$ 199,577	$ 215,129	$ 227,383	$ 53,760	$ 51,531	$ 54,009	$ 56,114	$ 65,729
Adjustments:										
Loan purchase discount accretion	(6,592)	(7,750)	(9,432)	(9,311)	(4,182)	(1,921)	(785)	(1,695)	(705)	(997)
Adjusted Net Interest Income	$ 121,054	$ 146,134	$ 190,145	$ 205,818	$ 223,201	$ 51,839	$ 50,746	$ 52,314	$ 55,409	$ 64,732
Average Interest-earning Assets	$ 3,145,743	$ 4,011,773	$ 5,091,684	$ 5,939,405	$ 6,536,333	$ 6,086,330	$ 6,246,130	$ 6,291,616	$ 6,363,995	$ 7,237,784
Net Interest Margin	4.06%	3.84%	3.92%	3.62%	3.48%	3.50%	3.32%	3.45%	3.51%	3.61%
Net Interest Margin excluding loan discount accretion	3.85%	3.64%	3.73%	3.47%	3.41%	3.38%	3.27%	3.34%	3.46%	3.56%

Note: Dollars in thousands except per share data.
(1) Adjustments are net of tax.

32

33 Note: Dollars in thousands except per share data. (1) Adjustments are net of tax. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TTM Q1'24 Q2'24 Q3'24 Q4'24 Q4'24 Core Net Income: Net Income 12,220$ 15,856$ 16,492$ 15,138$ 59,706$ Adjustments(1): (39)$ -$ -$ -$ (39)$ 1$ -$ 10$ (17)$ (6)$ 626$ 417$ 319$ 162$ 1,524$ -$ -$ 403$ 366$ 769$ -$ -$ -$ 3,805$ 3,805$ Core Net Income 12,808$ 16,273$ 17,224$ 19,454$ 65,759$ Core Return on Average Assets: Net Income 12,220$ 15,856$ 16,492$ 15,138$ 59,706$ Core Net Income 12,808$ 16,273$ 17,224$ 19,454$ 65,759$ Average Assets 6,667,527$ 6,711,173$ 6,788,644$ 7,721,338$ 6,973,735$ ROAA 0.74% 0.95% 0.97% 0.78% 0.86% Core ROAA 0.77% 0.98% 1.01% 1.00% 0.94% Average Diluted Shares Outstanding 25,429,194 25,395,614 25,440,247 29,520,781 26,452,084 Diluted Earnings per Common Share 0.48$ 0.62$ 0.65$ 0.51$ 2.26$ Core Diluted Earnings per Common Share 0.50$ 0.64$ 0.68$ 0.66$ 2.49$ CECL Oakwood impact Core Net Income and ROAA - Trailing Twelve Months Fiscal Quarter (Gain)/Loss Former Bank Premises & Equipment (Gain)/Loss on Sale of Securities Acquisition-related expenses Core conversion expenses

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE/TA, TBVPS

	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24
	Fiscal Quarter				
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 644,259	$ 649,034	$ 664,530	$ 699,524	$ 799,466
Preferred Stock	(71,930)	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 572,329	$ 577,104	$ 592,600	$ 627,594	$ 727,536
Adjustments:					
Goodwill	(88,391)	(91,527)	(91,527)	(91,527)	(121,572)
Core deposit and other intangibles	(11,895)	(11,372)	(10,849)	(10,326)	(17,252)
Total Tangible Common Equity	$ 472,043	$ 474,205	$ 490,224	$ 525,741	$ 588,712
Tangible Assets					
Total Assets	$ 6,584,550	$ 6,695,558	$ 6,703,889	$ 6,888,649	$ 7,857,090
Adjustments:					
Goodwill	(88,391)	(91,527)	(91,527)	(91,527)	(121,572)
Core deposit and other intangibles	(11,895)	(11,372)	(10,849)	(10,326)	(17,252)
Total Tangible Assets	$ 6,484,264	$ 6,592,659	$ 6,601,513	$ 6,786,796	$ 7,718,266
Common Equity to Total Assets	8.69%	8.62%	8.84%	9.11%	9.26%
Tangible Common Equity to Tangible Assets	7.28%	7.19%	7.43%	7.75%	7.63%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 644,259	$ 649,034	$ 664,530	$ 699,524	$ 799,466
Preferred Stock	(71,930)	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 572,329	$ 577,104	$ 592,600	$ 627,594	$ 727,536
Adjustments:					
Goodwill	(88,391)	(91,527)	(91,527)	(91,527)	(121,572)
Core deposit and other intangibles	(11,895)	(11,372)	(10,849)	(10,326)	(17,252)
Total Tangible Common Equity	$ 472,043	$ 474,205	$ 490,224	$ 525,741	$ 588,712
Adjustments:					
Exclude AOCI	(66,585)	(71,634)	(67,784)	(46,144)	(62,998)
Total Tangible Common Equity (excl. AOCI)	$ 538,628	$ 545,839	$ 558,008	$ 571,885	$ 651,710
Common shares outstanding	25,351,809	25,485,383	25,502,175	25,519,501	29,552,358
Book Value per Common Share	$ 22.58	$ 22.64	$ 23.24	$ 24.59	$ 24.62
Tangible Book Value per Common Share	$ 18.62	$ 18.61	$ 19.22	$ 20.60	$ 19.92
Tangible Book Value per Common Share (excl. AOCI)	$ 21.25	$ 21.42	$ 21.88	$ 22.41	$ 22.05

Note: Dollars in thousands except per share data.

34

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE/TA, TBVPS

	For the Year Ended December 31, 2020	2021	2022	2023	2024
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 409,963	$ 433,368	$ 580,481	$ 644,259	$ 799,466
Preferred Stock	-	-	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 409,963	$ 433,368	$ 508,551	$ 572,329	$ 727,536
Adjustments:					
Goodwill	(53,862)	(59,894)	(88,543)	(88,391)	(121,572)
Core deposit and other intangibles	(9,734)	(12,203)	(14,042)	(11,895)	(17,252)
Total Tangible Common Equity	$ 346,367	$ 361,271	$ 405,966	$ 472,043	$ 588,712
Tangible Assets					
Total Assets	$ 4,160,360	$ 4,726,378	$ 5,990,460	$ 6,584,550	$ 7,857,090
Adjustments:					
Goodwill	(53,862)	(59,894)	(88,543)	(88,391)	(121,572)
Core deposit and other intangibles	(9,734)	(12,203)	(14,042)	(11,895)	(17,252)
Total Tangible Assets	$ 4,096,764	$ 4,654,281	$ 5,887,875	$ 6,484,264	$ 7,718,266
Common Equity to Total Assets	9.85%	9.17%	8.49%	8.69%	9.26%
Tangible Common Equity to Tangible Assets	8.45%	7.76%	6.89%	7.28%	7.63%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 409,963	$ 433,368	$ 580,481	$ 644,259	$ 799,466
Preferred Stock	-	-	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 409,963	$ 433,368	$ 508,551	$ 572,329	$ 727,536
Adjustments:					
Goodwill	(53,862)	(59,894)	(88,543)	(88,391)	(121,572)
Core deposit and other intangibles	(9,734)	(12,203)	(14,042)	(11,895)	(17,252)
Total Tangible Common Equity	$ 346,367	$ 361,271	$ 405,966	$ 472,043	$ 588,712
Adjustments:					
Exclude AOCI	10,628	(1,177)	(74,204)	(66,585)	(62,998)
Total Tangible Common Equity	$ 335,739	$ 362,448	$ 480,170	$ 538,628	$ 651,710
Common shares outstanding	20,621,437	20,400,349	25,110,313	25,351,809	29,552,358
Book Value per Common Share	$ 19.88	$ 21.24	$ 20.25	$ 22.58	$ 24.62
Tangible Book Value per Common Share	$ 16.80	$ 17.71	$ 16.17	$ 18.62	$ 19.92
Tangible Book Value per Common Share (excl. AOCI)	$ 16.28	$ 17.77	$ 19.12	$ 21.25	$ 22.05

Note: Dollars in thousands except per share data.

35

36 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Note: Dollars in thousands. (1) Excludes gains/losses on sales of securities. TTM Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 12/31/2023 12/31/2024 Q4'24 Core Efficiency Ratio: Noninterest Expense 39,714$ 42,522$ 43,110$ 42,450$ 49,570$ 156,702$ 177,652$ 177,652$ Core Adjustments (495)$ (715)$ (419)$ (830)$ (631)$ (668)$ (2,595)$ (2,595)$ Net Interest and Noninterest Income 62,676$ 60,918$ 66,185$ 66,901$ 77,565$ 254,336$ 271,569$ 271,569$ Core Adjustments (13)$ (50)$ -$ -$ -$ (2,403)$ (50)$ (50)$ Efficiency Ratio(1) 63.36% 69.80% 65.14% 63.45% 63.91% 61.61% 65.42% 65.42% Core Efficiency Ratio 62.59% 68.68% 64.50% 62.21% 63.09% 61.93% 64.47% 64.47% Core Efficiency Ratio Fiscal Quarter Fiscal Year Ended

37 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Note: Dollars in thousands. Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Core pre-tax, pre-provision earnings: Pre-tax, pre-provision earnings 20,459$ 18,395$ 23,075$ 24,438$ 28,016$ Adjustments: -$ (50)$ -$ -$ -$ 432$ -$ -$ -$ -$ 2,503$ 1$ -$ 13$ (21)$ (13)$ -$ -$ -$ -$ 63$ 715$ 419$ 319$ 168$ -$ -$ -$ 511$ 463$ -$ -$ -$ -$ 4,824$ Core pre-tax, pre-provision earnings 23,444$ 19,061$ 23,494$ 25,281$ 33,450$ Acquisition-related expenses Core conversion expenses CECL Oakwood impact Core Pre-tax, Pre-provision Earnings Fiscal Quarter (Gain)/Loss Former Bank Premises & Equipment Write-Down on Former Bank Premises (Gain)/Loss on Sale of Securities (Gain)/Loss on Sale of Banking Center